EXHIBIT 10.1
                 PREMIER BANK'S 1995 INCENTIVE STOCK OPTION PLAN

Incorporated by reference to Exhibit 99.6 to PBI's Registration Statement No. 333-34243 on Form S-4 filed with the SEC on August 22,1997 and amended on September 9, 1997.


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